Exhibit 99.1

Denali Capital Acquisition Corp. Announces Postponement of

Extraordinary General Meeting From Thursday, January 4, 2024 to Tuesday, January 9, 2024

NEW YORK, NEW YORK, December 29, 2023 – Denali Capital Acquisition Corp. (Nasdaq: DECA) (the “Company”) announced today that its previously announced extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Thursday, January 4, 2024, at 9:00 AM, Eastern Time, is being postponed to Tuesday, January 9, 2024, at 9:00 AM, Eastern Time (the “Postponement”). There is no change to the physical location, the record date, the purpose or any of the proposals to be acted upon at the Shareholder Meeting. Shareholders may also now attend the Shareholder Meeting virtually, as further described below.

As a result of the Postponement, the Shareholder Meeting will now be held at 9:00 AM, Eastern Time, on January 9, 2024. The Shareholder Meeting will still be held at the offices of US Tiger Securities, Inc. located at 437 Madison Avenue, 27th Floor, New York, New York 10022 and virtually via live webcast. Shareholders will be able to attend the Shareholder Meeting online, vote their shares and submit any questions during the Shareholder Meeting by visiting www.virtualshareholdermeeting.com/DECA2024SM. Also, as a result of this change, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 PM, Eastern Time, on January 2, 2024, to 5:00 PM, Eastern Time, on January 5, 2024.

If any shareholders have questions or need assistance in connection with the Shareholder Meeting, please contact the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on December 14, 2023, the record date for the Shareholder Meeting, are entitled to vote at the Shareholder Meeting or any adjournment thereof.

About the Company

Denali Capital Acquisition Corp. is a blank check company formed as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Participants in the Solicitation

The Company, its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Shareholder Meeting. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests are contained in the definitive proxy statement relating to the Shareholder Meeting (the “Definitive Proxy Statement”).

Additional Information and Where To Find It

On December 15, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Toll-Free: (877) 870-8565, Collect: (206) 870-8565, Email: ksmith@advantageproxy.com.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.